UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2010

PROPHASE LABS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-21617 (Commission File Number)	23-2577138 (I.R.S. Employer Identification No.)

621 Shady Retreat Road Doylestown, PA	18901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (215) 345-0919

The Quigley Corporation
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)          (i)  2010 Equity Compensation Plan

At the Annual Meeting of Stockholders of ProPhase Labs, Inc. (the “Company”) held on May 5, 2010 (the “Annual Meeting”), the Company’s stockholders ratified the adoption of the Company’s 2010 Equity Compensation Plan (the “2010 Plan”), which the Company’s Board of Directors (the “Board”) had approved and the Compensation Committee (the “Compensation Committee”) of the Board had ratified, subject to stockholder ratification, in March 2010.

The 2010 Plan provides for the grant of options to employees, officers, consultants and advisors of the Company and its affiliates. The aggregate number of shares of common stock that may be issued under all awards made under the 2010 Plan is equal to 900,000 shares plus up to 900,000 shares that are authorized for issuance but unissued under the Company’s 1997 Stock Option Plan (the “1997 Plan”).  The 1997 Plan expired on December 2, 2007, and no additional awards may be made thereunder; however, as of May 6, 2010, there remained 1,357,750 shares subject to vested options that are authorized for issuance but unissued under the 1997 Plan.  In the event that these outstanding options under the 1997 Plan expire unexercised or are terminated and the shares subject to such options remain unissued, up to a maximum of 900,000 of such shares will become available for issuance under the 2010 Plan.

The 2010 Plan is administered by the Compensation Committee or such other committee selected by the Board. The 2010 Plan will expire on the seventh anniversary of the effective date (as defined in the 2010 Plan), but any options granted prior to such date may extend beyond such date. The Compensation Committee may not adjust or amend the exercise price of any outstanding stock option or substitute an outstanding option for a new option with a lower exercise price, except in the case of a stock split, recapitalization or change in control, as provided in Section 7 of the 2010 Plan.

For a more detailed description of the material features of the 2010 Plan, please refer to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 2, 2010 in connection with the Company’s 2010 Annual Meeting of Stockholders (the “2010 Proxy Statement”), under the caption “Proposal 4 — Ratification of the 2010 Equity Compensation Plan”, which description is incorporated herein by reference. The above description of the 2010 Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of such plan, which was attached as Exhibit B to the 2010 Proxy Statement and is incorporated by reference herein.

(ii)  2010 Directors’ Equity Compensation Plan

At the Annual Meeting, the Company’s stockholders also ratified the adoption of the Company’s 2010 Directors’ Equity Compensation Plan (the “2010 Directors’ Plan”), which the Company’s Board had approved and the Compensation Committee had ratified, subject to stockholder ratification, in March 2010.

The 2010 Directors’ Plan provides for the grant of options and restricted stock awards to non-employee directors of the Company and its affiliates. The aggregate number of shares of common stock that may be issued under all awards made under the 2010 Directors’ Plan is 250,000 shares.  The 2010 Directors’ Plan is administered by the Compensation Committee or such other committee selected by the Board. The 2010 Directors’ Plan will expire on the tenth anniversary of the effective date (as defined in the 2010 Directors’ Plan), but any award granted prior to such date may extend beyond such date.

For a more detailed description of the material features of the 2010 Directors’ Plan, please refer to the 2010 Proxy Statement, under the caption “Proposal 5 — Ratification of the 2010 Directors’ Equity Compensation Plan”, which description is incorporated herein by reference. The above description of the 2010 Directors’ Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of such plan, which was attached as Exhibit C to the 2010 Proxy Statement and is incorporated by reference herein.

The information contained in Item 5.07 of this Report regarding the ratification of the 2010 Plan and the 2010 Directors’ Plan is incorporated herein by reference.

(iii)  Amendment to 2010 Directors’ Equity Compensation Plan

On May 6, 2010, pursuant to Section 11 of the 2010 Directors’ Plan, the Board approved an amendment to the 2010 Directors’ Plan (the “Amendment”) providing for certain prohibitions on repricings of awards issued under the 2010 Directors’ Plan. Specifically, the Amendment provides, subject to Section 8 of the 2010 Directors’ Plan, that without stockholder approval, (i) the terms of outstanding awards may not be amended to reduce the exercise price of outstanding options and (ii) outstanding options may not be cancelled in exchange for cash, other awards or options with an exercise price that is less than the exercise price of the original options. The foregoing description of the Amendment is qualified in its entirety by the text of the Amendment, which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Annual Meeting, the stockholders of the Company also approved an amendment to the Company’s Articles of Incorporation to change the name of the Company from The Quigley Corporation to ProPhase Labs, Inc., which the Board had approved, subject to stockholder approval, in March 2010. The amendment became effective on May 6, 2010. A copy of the Certificate of Amendment of the Articles of Incorporation of the Company is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Concurrent with the Company’s name change, effective May 10, 2010, the Company’s shares began trading under the new NASDAQ ticker symbol: PRPH. The Company previously traded under the symbol: QGLY.

The information contained in Item 5.07 of this Report regarding the approval of the amendment to the Articles of Incorporation to effectuate a name change is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Five proposals were submitted to, and approved by, stockholders at the Annual Meeting on May 5, 2010. The proposals are described in detail in the Company’s 2010 Proxy Statement. The final results for the votes regarding each proposal are set forth below.

1. Stockholders elected seven directors to the Company’s Board to hold office for the ensuing year until the next annual meeting of stockholders and until their successors are elected and qualified. The votes regarding this proposal were as follows:

	For	Withheld	Abstained	Broker Non-Votes
Ted Karkus	7,467,931	225,029	0	1,952,780
Mark Burnett	7,193,939	499,021	0	1,952,780
John DeShazo	7,468,346	224,614	0	1,952,780
Mark Frank	7,433,423	259,537	0	1,952,780
Louis Gleckel, MD	7,196,741	496,219	0	1,952,780
Mark Leventhal	7,468,386	224,574	0	1,952,780
James McCubbin	7,194,004	498,956	0	1,952,780

2. Stockholders ratified the selection of Amper, Politziner & Mattia, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010. The votes regarding this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
9,504,417	119,346	21,977	0

3. Stockholders approved the amendment to the Company’s Articles of Incorporation to change the name of the Company to ProPhase Labs, Inc. The votes regarding this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
8,399,425	1,221,180	25,135	0

4. Stockholders ratified the adoption of the 2010 Plan. The votes regarding this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
7,359,069	289,354	44,537	1,952,780

5. Stockholders ratified the adoption of the 2010 Directors’ Plan. The votes regarding this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
7,334,874	314,499	43,587	1,952,780

Item 8.01 Other Events

A copy of a press release issued by the Company on May 6, 2010 announcing the results of the Annual Meeting is filed hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No.	Description

3.1	Certificate of Amendment to Articles of Incorporation*
10.1	2010 Equity Compensation Plan (incorporated by reference to Exhibit B to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 2, 2010)
10.2
2010 Directors’ Equity Compensation Plan (incorporated by reference to Exhibit C to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 2, 2010)

10.3	Amendment to 2010 Directors’ Equity Compensation Plan*
10.4	Form of Option Award Agreement under the 2010 Equity Compensation Plan*
10.5	Form of Option Award Agreement under the 2010 Directors’ Equity Compensation Plan*
10.6	Form of Stock Award Agreement under the 2010 Directors’ Equity Compensation Plan*
99.1	Press Released dated May 6, 2010*

*	Filed herewith.

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Quigley Corporation

By:	/s/ Robert V. Cuddihy, Jr.
Robert V. Cuddihy, Jr.
Chief Operating Officer

Date:    May 10, 2010

EXHIBIT INDEX

No.	Description

3.1	Certificate of Amendment to Articles of Incorporation*
10.1	2010 Equity Compensation Plan (incorporated by reference to Exhibit B to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 2, 2010)
10.2
2010 Directors’ Equity Compensation Plan (incorporated by reference to Exhibit C to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 2, 2010)

10.3	Amendment to 2010 Directors’ Equity Compensation Plan*
10.4	Form of Option Award Agreement under the 2010 Equity Compensation Plan*
10.5	Form of Option Award Agreement under the 2010 Directors’ Equity Compensation Plan*
10.6	Form of Stock Award Agreement under the 2010 Directors’ Equity Compensation Plan*
99.1	Press Released dated May 6, 2010*

*      Filed herewith.